SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

                           - - - - - - - - - - -

                                  FORM 8-K

                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934


     Date of Report (Date of Earliest Event Reported) December 21, 2001


                                ZiLOG, INC.
           (Exact Name of Registrant as Specified in its Charter)


            001-13748                               13-3092996
     (Commission File Number)             (IRS Employer Identification No.)


        910 East Hamilton Avenue
          Campbell, California                              95008
(Address of Principal Executive Offices)                 (Zip Code)


                               (408) 558-8500
            (Registrant's Telephone Number, including Area Code)



ITEM 4.    CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

         (a) (1) (i) On December 21, 2001, ZiLOG, Inc.'s (the "Company") dismissed Ernst & Young LLP ("E&Y") as its independent auditors.

                  (ii) E&Y's reports on the Company's financial statements for each of the years ended December 31, 1999 and 2000 did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope, or accounting principles, except for E&Y's report dated January 26 , 2001 on the Company's financial statements for the year ended December 31, 2000 which refers to Notes 1 and 2 to the Company's financial statements, which noted that the Company changed its accounting method for recognizing revenue on shipments to its distributors, in the year ended December 31, 2000.

                  (iii) E&Y's dismissal was recommended by the Company's Audit Committee and approved by the Company's Board of Directors.

                  (iv) During each of the two years ended December 31, 1999 and 2000, and the subsequent interim period ended December 21, 2001, there were no disagreements on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to E&Y's satisfaction, would have caused them to make reference in connection with their opinion to the subject matter of the disagreement.

                  (v) During each of the two years ended December 31, 1999 and 2000, and the subsequent interim period ended December 21, 2001, E&Y did not advise the Company of any "reportable events" as described in Item 304(a)(1)(v) of Regulation S-K.

         (a) (2) On December 21, 2001, the Company engaged KPMG LLP ("KPMG") as its principal accountant to audit the Company's financial statements.

                  (i) During each of the two years ended December 31, 1999 and 2000, and the subsequent interim period ended December 21, 2001, the Company did not consult KPMG on any matters described in Item 304 (a)(2)(i) of Regulation S-K.

                  (ii) During each of the two years ended December 31, 1999 and 2000, and the subsequent interim period ended December 21, 2001, the Company did not consult KPMG on any matters described in Item 304
(a)(2)(ii) of Regulation S-K.

         (a) (3) The Company requested E&Y to furnish a letter addressed to the Commission, stating whether it agrees with the statements made by the Company and, if not, stating the respects in which it does not agree. A copy of this letter, dated as of December 27, 2001, is filed as Exhibit 16 to this Form 8-K.

ITEM 7.    EXHIBITS

       EXHIBIT NO.         DESCRIPTION

           16              Letter re: change in certifying accountant


                                 SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.


Dated:  December 28, 2001

                                                 ZiLOG, INC.


                                                 By: /s/ Perry Grace
                                                     ------------------------
                                                 Name:  Perry Grace
                                                 Title: Vice President and Chief
                                                        Financial Officer



                               EXHIBIT INDEX


    EXHIBIT NO.       DESCRIPTION

         16           Letter re: change in certifying accountant




Exhibit 16



December 27, 2001



Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, DC 20549

Gentlemen:

We have read Item 4 of Form 8-K dated December 21, 2001, of ZiLOG, Inc. and are in agreement with the statements contained in paragraphs (a) (1) (i),
(ii), (iv) and (v) on page 2 therein. We have no basis to agree or disagree with other statements of the registrant contained therein.

                             Very truly yours,

                             /s/ Ernst & Young LLP

                             Ernst & Young LLP